Exhibit 10.14

<Date>
<Name>
<Address Line 1>
<Address Line 2>
Dear (Direct Reports to the CEO),
Congratulations!
I am pleased to inform you that effective on <Date>, you have been selected to receive a Dynamics Research Corporation (“DRC”) restricted stock grant of XXXX shares, subject to terms and conditions set forth in DRC’s 2000 Incentive Plan document (available to you on-line through Fidelity’s website). Your selection to receive this stock grant has been based on your superior past performance and clear potential for making significant contributions to the future success of DRC.
During the week of <Date>, you will receive a Restricted Stock Award “Welcome Kit” from Fidelity Investments Stock Plan Services Group. This kit will supply you with specific information about restricted stock grants, as well as instructions for completing the on-line acceptance of your restricted stock grant and, if appropriate, information on the 83(b) election process.
In prior years, DRC issued Incentive Stock Options (ISO’s) to employees. Beginning in 2004, and continuing for this year, we are issuing Restricted Stock. There are significant differences between stock options and restricted stock grants. Stock options provide the holder with the right to purchase DRC stock at a pre-determined price in the future after vesting. Gains from vested and exercised stock options occur when the current fair market value exceeds the grant price. With restricted stock, an employee is actually awarded shares of the company’s common stock with restrictions. In this instance, the Board of Directors has required two restrictions. The first is the employee’s continued employment with the company through a vesting period, and the second is that the employee cannot sell the vested stock until one year after such vesting. Similar to stock options, these restricted shares vest 1/3 each year beginning on the first anniversary date of the grant. Once these restrictions lapse (the shares vest and the holding period has expired), the employee owns the shares of DRC stock outright. Because restricted shares are much more valuable than ISO’s, far fewer restricted shares are granted to employees in comparison to ISO’s.
As a DRC key employee and owner of the company through receiving DRC restricted stock, you can realize significant benefit as the company prospers. This prosperity requires that we continually strive to improve both the near and long-term profitability and growth of the company. To thrive, we must work together and think creatively about new opportunities to create value for DRC’s stakeholders, thereby providing personal financial and professional growth for all of us. I am delighted that DRC’s Board of Directors has made these restricted shares available to you to confirm that we are working together to achieve our corporate objectives and make DRC a truly better place to work.
Since only a limited number of DRC employees will be receiving restricted stock, you are requested to treat this grant as a confidential matter between you and DRC.
It is important to stress that you MUST acknowledge and accept this restricted stock award with Fidelity Investments Stock Plan Services Group by <Date> (within 45 days of the grant date) to avoid cancellation of your award. Instructions for how to do this will be included in your Fidelity “RSA Welcome Kit”.
Again, congratulations on being recognized with this restricted stock award.

Sincerely, DYNAMICS RESEARCH CORPORATION

James P. Regan Chairman, President and CEO

<Date>
<Name>
<Address Line 1>
<Address Line 2>
Dear (Non-Direct reports to the CEO),
Congratulations!
I am pleased to inform you that effective on <Date>, you have been selected to receive a Dynamics Research Corporation (“DRC”) restricted stock grant of XXXX shares, subject to terms and conditions set forth in DRC’s 2000 Incentive Plan document (available to you on-line through Fidelity’s website). Your selection to receive this stock grant has been based on your superior past performance and clear potential for making significant contributions to the future success of DRC.
During the week of <Date>, you will receive a Restricted Stock Award “Welcome Kit” from Fidelity Investments Stock Plan Services Group. This kit will supply you with specific information about restricted stock grants, as well as instructions for completing the on-line acceptance of your restricted stock grant and, if appropriate, information on the 83(b) election process.
In prior years, DRC issued Incentive Stock Options (ISO’s) to employees. Beginning in 2004, and continuing for this year, we are issuing Restricted Stock. There are significant differences between stock options and restricted stock grants. Stock options provide the holder with the right to purchase DRC stock at a pre-determined price in the future after vesting. Gains from vested and exercised stock options occur when the current fair market value exceeds the grant price. With restricted stock, an employee is actually awarded shares of the company’s common stock with restrictions. In this instance, the restriction is the employee’s continued employment with the company through the vesting period. Similar to stock options, these restricted shares vest 1/3 each year beginning on the first anniversary date of the grant. Once the restrictions lapse (the shares vest), the employee owns the shares of DRC stock outright. Because restricted shares are much more valuable than ISO’s, far fewer restricted shares are granted to employees in comparison to ISO’s.
As a DRC key employee and owner of the company through receiving DRC restricted stock, you can realize significant benefit as the company prospers. This prosperity requires that we continually strive to improve both the near and long-term profitability and growth of the company. To thrive, we must work together and think creatively about new opportunities to create value for DRC’s stakeholders, thereby providing personal financial and professional growth for all of us. I am delighted that DRC’s Board of Directors has made these restricted shares available to you to confirm that we are working together to achieve our corporate objectives and make DRC a truly better place to work.
Since only a limited number of DRC employees will be receiving restricted stock, you are requested to treat this grant as a confidential matter between you and DRC.
It is important to stress that you MUST acknowledge and accept this restricted stock award with Fidelity Investments Stock Plan Services Group by <Date> (within 45 days of the grant date) to avoid cancellation of your award. Instructions for how to do this will be included in your Fidelity “RSA Welcome Kit”.
Again, congratulations on being recognized with this restricted stock award.

Sincerely, DYNAMICS RESEARCH CORPORATION

James P. Regan Chairman, President and CEO

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